                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                  JULY 22, 2003

                               IPC HOLDINGS, LTD.
             (Exact name of registrant as specified in its charter)


                                     BERMUDA
                                     -------
                 (State or Other Jurisdiction of Incorporation)

              0-27662                                 NOT APPLICABLE

       (Commission File Number)                      (I.R.S. Employer
                                                    Identification No.)

AMERICAN INTERNATIONAL BUILDING, 29 RICHMOND ROAD                  HM 08
                 PEMBROKE, BERMUDA
    ----------------------------------------                     ----------
    (Address of principal executive offices)                     (Zip Code)
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                                 (441) 298-5100
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO "ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

            On July 22, 2003, IPC Holdings, Ltd. announced its financial results for the fiscal quarter ended June 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

            In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item
12. Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                         IPC HOLDINGS, LTD.

                                         By: /s/ James P. Bryce
                                             -----------------------------
                                                 James P. Bryce
                                                 President and
                                                 Chief Executive Officer

Date: July 23, 2003
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
                                  EXHIBIT INDEX

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
Exhibit
Number     Description
------     -----------
99.1       Press Release of IPC Holdings, Ltd. issued July 22, 2003
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